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                                                                    EXHIBIT 10.1
                   INDEMNIFICATION AND HOLD HARMLESS AGREEMENT


         THIS INDEMNIFICATION AND HOLD HARMLESS AGREEMENT is dated as of July 19, 1999, by PROVANTAGE HEALTH SERVICES, INC., a Delaware corporation ("ProVantage"), and SHOPKO STORES, INC., a Wisconsin corporation ("ShopKo").

         WHEREAS, ProVantage is currently an indirect, wholly-owned subsidiary of ShopKo and the parties anticipate that ProVantage's common stock may be issued in an initial public offering (the "IPO"); and

         WHEREAS, ProVantage and ShopKo desire to enter into an agreement relating to the indemnification against certain liabilities that each party hereto shall extend to the other party hereto from and after the date the IPO is completed (the "IPO Date").

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Effectiveness. This Agreement shall become effective on and only as of the IPO Date.

         2. Definitions. As used in this Agreement, the following terms shall have the indicated meanings.

         Action: any action, claim, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal.

         Affiliate: with respect to any specified person, a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person; provided, however, that for purposes of this Agreement (i) Affiliates of ProVantage shall not be deemed to include ShopKo or any of its direct or indirect subsidiaries other than ProVantage and any of ProVantage's subsidiaries, and (ii) Affiliates of ShopKo shall not be deemed to include ProVantage or any of its direct or indirect subsidiaries.

         Code: the Internal Revenue Code of 1986, as amended.

         Environmental Law: any federal, state or local law (including common law), statute, ordinance, regulation, rule, policy, order (judicial or administrative), decree judgment, decision, ruling, permit or authorization (each as may be in effect from time to time) relating or applicable to pollution, human health or safety associated with the environment, or the environment, including, without limitation, any of the foregoing relating or applicable to emissions, discharges, spills, releases or threatened releases of, or human exposure to, Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Materials of Environmental Concern.

         Environmental Liability: any liability or obligation (including, without limitation, liability for investigatory costs, oversight costs, cleanup costs, governmental or private response





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costs, natural resource damages, property damages, personal injuries, consequential economic damages, civil or criminal penalties or forfeitures, and attorneys' fees or other costs of defending a claim of Environmental Liability) under any Environmental Law.

         Exchange Act: the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         Indemnifiable Losses: with respect to any claim by an Indemnitee for indemnification authorized pursuant to this Agreement, any and all losses, liabilities, claims, damages, obligations, payments, costs and expenses (including, without limitation, the costs and expenses of any and all Actions, demands, claims, assessments, judgments, settlements and compromises relating thereto and reasonable attorneys' fees and expenses in connection therewith) suffered by such Indemnitee with respect to such claim except as may arise in connection with the performance of the Administrative Services Agreement, the Registration Rights Agreement, the Lease Agreement, the Credit Agreement, the Tax Matters Agreement, and the Information Technology Services Agreement , each of which has been or will be entered into by ShopKo (or one of its subsidiaries) and ProVantage which shall, in each such case, be governed by the terms of such agreement.

         Indemnifying Party: any party who is required to pay any other person pursuant to Sections 3 and 4 hereof.

         Indemnitee: any party who is entitled to receive payment from an Indemnifying Party pursuant to Sections 3 and 4 hereof.

         Indemnity Payment: the amount an Indemnifying Party is required to pay an Indemnitee pursuant to Sections 3 and 4 hereof.

         Material of Environmental Concern: (i) any substance, the presence of which requires investigation or remediation under any Environmental Law or under common law; (ii) any dangerous, toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous substance which is regulated by any Environmental Law; (iii) any substance, the presence of which causes or threatens to cause a nuisance upon the property where it is located, or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property where it is located; and (iv) urea-formaldehyde, polychlorinated biphenyls, asbestos or asbestos-containing materials, petroleum and petroleum products.

         Preliminary Prospectus: the meaning ascribed to such term in that certain Purchase Agreement, dated July 14, 1999, (the "Underwriting Agreement") between ProVantage and the representatives of the several underwriters named in Schedule A thereto.

         Prospectus: the meaning ascribed to such term in the Underwriting Agreement.

         Registration Statement: the meaning ascribed to such term in the Underwriting Agreement.





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         Securities Act: the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         3.  Indemnification.

         (a) ProVantage shall indemnify, defend and hold harmless ShopKo and its Affiliates and each of their respective directors, officers, employees and agents from and against any and all Indemnifiable Losses arising out of or based upon, directly or indirectly, the operation of the business of ProVantage or any of its Affiliates (except for those operations under the day to day direction of ShopKo or its Affiliates) whether before or after the IPO Date. Without limiting the generality of the foregoing sentence, ProVantage shall indemnify, defend and hold harmless ShopKo and its Affiliates and each of their respective directors, officers, employees and agents from and against any and all Indemnifiable
Losses:

                  (i) arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any other filing made by ProVantage or any of its Affiliates under the Securities Act or the Exchange Act, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that ProVantage shall not be liable in any such case to the extent that any such Indemnifiable Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement, or any such other filing made by ProVantage or any of its Affiliates under the Securities Act or the Exchange Act, in reliance upon and in conformity with written information regarding ShopKo or any of its Affiliates furnished to ProVantage or any of its Affiliates by ShopKo or any of its Affiliates expressly for use therein;

                  (ii) arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any filing made by ShopKo or any of its Affiliates under the Securities Act or the Exchange Act, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such filing made by ShopKo or such Affiliate under the Securities Act or the Exchange Act, in reliance upon and in conformity with written information regarding ProVantage or any of its Affiliates furnished to ShopKo or any of its Affiliates by ProVantage or any of its Affiliates expressly for use therein;

                  (iii) arising out of or based upon any Environmental Liability which is alleged to be, or which is, directly or indirectly, caused by, related to or a result of, the operation of the business of ProVantage or any of its Affiliates or the ownership of property by ProVantage or any of its Affiliates; or




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                  (iv)  arising out of or based upon any agreement to which
         ProVantage or any of its Affiliates is a party or relating to the operation of the business of ProVantage or any of its Affiliates, including, without limitation, any requirement that ShopKo or any of its Affiliates make any payments pursuant to the terms of such agreements or any requirement that ShopKo or any of its Affiliates guarantee the performance by ProVantage or any of its Affiliates of any of their obligations thereunder.

         (b) ShopKo shall indemnify, defend and hold harmless ProVantage and its Affiliates and each of their respective directors, officers, employees and agents from and against any and all Indemnifiable Losses arising out of or based upon, directly or indirectly, the operation of the business of ShopKo or any of its Affiliates (except for those operations under the day to day direction of ProVantage or its Affiliates, and not related in any way to, the operations of ProVantage or any of its Affiliates which are not under the day to day direction of ShopKo or its Affiliates) whether before or after the IPO Date. Without limiting the generality of the foregoing sentence, ShopKo shall indemnify, defend and hold harmless ProVantage and its Affiliates and each of their respective directors, officers, employees and agents from and against any and all Indemnifiable Losses:

                  (i) arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any filing made by ShopKo or any of its Affiliates under the Securities Act or the Exchange Act, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that ShopKo shall not be liable in any such case to the extent that any such Indemnifiable Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such filing made by ShopKo or any of its Affiliates under the Securities Act or the Exchange Act, in reliance upon and in conformity with written information regarding ProVantage or any of its Affiliates furnished to ShopKo or any of its Affiliates by ProVantage or any of its Affiliates expressly for use therein; or

                  (ii) arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any other filing made by ProVantage or any of its Affiliates under the Securities Act or the Exchange Act, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement, or any such other filing made by ProVantage or any of its Affiliates under the Securities Act or the Exchange Act, in reliance upon and in conformity with written information regarding ShopKo or any of its Affiliates (but not related in any way to ProVantage or its Affiliates), furnished to ProVantage or any of its Affiliates by ShopKo or any of its Affiliates expressly for use therein;





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                  (iii) arising out of or based upon any agreement to which
         ShopKo or any of its Affiliates is a party or relating to the operation of the business of ShopKo or any of its Affiliates, including, without limitation, any requirement that ProVantage or any of its Affiliates make any payments pursuant to the terms of such agreements or any requirement that ProVantage or any of its affiliates guarantee the performance by ShopKo or any of its Affiliates of any of their obligations thereunder;

                  (iv) arising out of or based upon any Environmental Liability which is alleged to be, or which is, directly or indirectly, caused by, related to or a result of, the operation of the business of ShopKo or any of its Affiliates (other than, and not related in any way to, the business of ProVantage or any of its Affiliates) or the ownership of property by ShopKo or any of its Affiliates (other than, and not related in any way to, property owned by ProVantage or any of its Affiliates); or

                  (v) arising out of or based upon any currently existing written agreement between ProVMed, LLC ("ProVMed") and ThinkMed LLC ("ThinkMed") entered into in conjunction with ProVMed's May, 1997 equity investment in ThinkMed.

         4.  Procedure for Indemnification.

         (a) If an Indemnitee shall receive notice of the assertion by a person who is not a party to this Agreement of any claim or of the commencement by any such person of any Action (a "Third Party Claim") with respect to which an Indemnifying Party is or may be obligated to make an Indemnity Payment, such Indemnitee shall give such Indemnifying Party prompt notice thereof after becoming aware of such Third Party Claim, specifying in reasonable detail the nature of such Third Party Claim and the amount or estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim); provided, however, that the failure of any Indemnitee to give notice as provided in this Section 4 shall not relieve the related Indemnifying Party of its obligations under this Agreement, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice.

         (b) An Indemnifying Party may elect to defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. If an Indemnifying Party elects to defend a Third Party Claim, it shall, within 10 days of notice of such Third Party Claim (or sooner, if the nature of such Third Party Claim so requires), notify the related Indemnitee of its intent to do so, and such Indemnitee shall cooperate in the defense of such Third Party Claim. Such Indemnifying Party shall pay such Indemnitee's actual out-of-pocket expenses (other than officers' or employees' salaries) reasonably incurred in connection with such cooperation as such expenses are incurred. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this Agreement for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof; provided, however, that such Indemnitee shall have the right to employ separate counsel to represent such Indemnitee if, in such Indemnitee's reasonable judgment, a conflict of interest between such Indemnitee and such Indemnifying Party exists in respect of such claim, and in that event the reasonable fees and expenses of such separate counsel shall be paid by such Indemnifying Party



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as such fees and expenses are incurred. Except as so provided, if an Indemnitee desires to participate in the defense of a Third Party Claim, it may do so but it shall not control the defense and such participation shall be at its sole cost and expense. If an Indemnifying Party elects not to defend against a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Section 4, such Indemnitee may defend, compromise and settle such Third Party Claim; provided, however, that no such Indemnitee may compromise or settle any such Third Party Claim without prior written notice to such Indemnifying Party and except by payment of monetary damages or other money payments. No Indemnifying Party shall consent to entry of any judgment or enter into any compromise or settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Third Party Claim.

         (c) If any Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to such Indemnifying Party any personnel or any books, records or other documents within its control that are necessary or appropriate for such defense (the cost of copying thereof to be paid by the Indemnifying Party).

         (d) Upon any final determination of a Third Party Claim pursuant to this Section 4, the Indemnifying Party shall pay promptly on behalf of the Indemnitee, or to the Indemnitee in reimbursement of any amount theretofore required to be paid by it, the amount so determined. Upon the payment in full by the Indemnifying Party of any such amount, the Indemnifying Party shall be subrogated to the rights of such Indemnitee, to the extent not waived in settlement, against the person who made such Third Party Claim with respect to the subject matter of such claim.

         (e) Except to the extent expressly provided otherwise herein, the indemnification provided for by this Agreement shall not inure to the benefit of any third party or parties and shall not relieve any insurer who would otherwise be obligated to pay any claim of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, provide any subrogation rights with respect thereto.

         (f) Any claim on account of an Indemnifiable Loss which does not result from a Third Party Claim shall be asserted by written notice given by the related Indemnitee to the related Indemnifying Party. Such Indemnifying Party shall have a period of 30 days within which to respond thereto. If such Indemnifying Party does not respond within such 30-day period, such Indemnifying Party shall be deemed to have accepted responsibility to make payment and shall have no further right to contest the validity of such claim. If such Indemnifying Party does respond within such 30-day period and rejects such claim in whole or in part, such Indemnitee shall be free to pursue all available legal actions.

         (g) If the indemnification provided for in this Agreement is unavailable or insufficient to hold harmless an Indemnitee in respect of any Indemnifiable Loss, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnitee as a result of such Indemnifiable Loss, in such proportion as is appropriate to reflect the relative fault of the Indemnitee on the one hand and the Indemnifying Party on the other hand in connection with the circumstances which resulted in such Indemnifiable Loss. The amount paid or payable by an





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Indemnitee as a result of the Indemnifiable Loss referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim.

         5. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

         If to ShopKo:                      ShopKo Stores, Inc.
                                            700 Pilgrim Way
                                            Green Bay, WI 54307
                                            Attention: President
                                            cc:  General Counsel
                                            Telecopy:  (920) 429-4225

         If to ProVantage:                  ProVantage Health Services, Inc.
                                            13555 Bishops Court, Suite 208
                                            Brookfield, WI 53005
                                            Attention: President
                                            cc:  Legal Department
                                            Telecopy:  (414) 641-3770

Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

         6.  General.

         (a) Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Agreement shall be binding upon, and inure solely to the benefit of, the parties hereto and, to the extent provided herein, their respective Affiliates and the directors, officers, employees and agents of the parties hereto and their respective Affiliates, and their heirs, personal representatives, successors and permitted assigns.

         (b) This Agreement may be amended or modified and any of the terms and conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by either party hereto of any condition, or of the breach of any provision or term in any one or more instances, shall not be




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deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision or term of this Agreement.

         (c) This Agreement and other documents referred to herein contain the entire understanding between the parties hereto with respect to the matters specified herein and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such matters.

         (d) In the event that any provision of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, such provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

         (e) Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than ShopKo or ProVantage and, to the extent provided herein, ShopKo's and ProVantage's respective directors, officers, employees, agents and Affiliates and their respective heirs, executors, administrators, successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third persons to ShopKo or ProVantage. No provision of this Agreement shall give any third persons any right of subrogation or action over or against ShopKo or ProVantage or their respective directors, officers, employees, agents and Affiliates.

         (f) This Agreement shall be construed, performed and enforced in accordance with, and governed by, the internal laws of the State of Wisconsin, without giving effect to the principles of conflicts of laws thereof.

         (g) The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         (h) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first written above.

                                   SHOPKO STORES, INC.


                                   By: /s/ Richard D. Schepp
                                       -----------------------------------------
                                       Richard D. Schepp, Sr. Vice President,
                                       General Counsel/Secretary








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                                      PROVANTAGE HEALTH SERVICES, INC.


                                      By: /s/ Jeffrey A. Jones
                                          --------------------------------------
                                          Jeffrey A. Jones
                                          Executive Vice President and Chief
                                          Operating Officer




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